FIRST EAGLE CREDIT OPPORTUNITIES FUND (the “Fund”)

Supplement dated August 31, 2021 to the
Fund’s Prospectus dated April 30, 2021 (the “Prospectus”)

Effective August 31, 2021, the Fund will revise its monthly distribution policy. Beginning on that date, the Fund anticipates following a distribution policy intended to reduce distribution variability and maintain a more stable level of distributions than would result from paying distributions solely based on current net investment income.

To reflect this change, effective August 31, 2021, the following replaces the first paragraph under the heading “Distributions” on page 5 of the Prospectus:

The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record. Distributions are intended to be at levels more stable than would result from paying out solely amounts based on current net investment income. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

To reflect this change, effective August 31, 2021, the following replaces “Distribution Risk” on pages 16 and 44 of the Prospectus:

Distribution Risk

The Fund intends to make monthly distributions. In order to maintain a more stable level of distributions than would result from paying out solely amounts based on current net investment income, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a “regulated investment company” under the Code or pay out undistributed income from prior months with any potential remaining deficiencies characterized as a return of capital at year end. The distributions might not be made in equal amounts, and one month’s distribution may be larger than another. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and Common Shareholders because it may result in a return of capital, which would reduce the NAV of the Common Shares and, over time, potentially increase the Fund’s expense ratio. If any portion of a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Fund shares, the excess generally will be treated as gain from a sale or exchange of the shares.

The Fund’s distributions over time may be affected by numerous factors, including but not limited to changes in its current distribution policy and the estimates and inputs that inform that policy, changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, expense support from the Adviser (as described in the next paragraph), and other factors. The Fund cannot assure you that it will achieve investment results that will allow the Fund to make a specified level of cash distributions or periodically increase its dividend rate. The Fund’s distribution policy may be changed at any time by the Board.

Subject to the possibility of return of capital distributions and other adjustments or relevant factors (including the expense support currently being paid by the Adviser), the monthly distributions that Common Shareholders are expected to receive from the Fund will be derived from the Fund’s dividends and interest income after payment of Fund expenses. The Fund’s distributions may result from fee and expense waivers and/or reimbursements from the Adviser, which are subject to potential repayment by the Fund. Common Shareholders should understand that any such distributions are not based on the Fund’s investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make expense reimbursements. Common Shareholders also should understand that the Fund’s future repayments of these amounts to the Adviser, which would be owed if the Fund’s regular expenses fall below levels specified in the Fund’s expense limitation agreement with the Adviser, will reduce the distributions that a Common Shareholder would otherwise receive.

To reflect this change, effective August 31, 2021, the following replaces the first paagraph under the heading “Distributions” on page 67 of the Prospectus:

The Fund intends to declare income dividends daily and distribute them to Common Shareholders monthly at rates intended to maintain a more stable level of distributions than would result from paying out solely amounts based on current net investment income. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. While the Fund intends to maintain a more stable level of distributions, the dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares).

Capitalized terms used and not otherwise defined in this Supplement have the meaning given them in the Prospectus.

Investors Should Retain this Supplement for Future Reference